Impairment reviews	6 Months Ended
Jun. 30, 2025
Impairment Of Assets [Abstract]
Impairment reviews

10	Impairment reviews

10.1	Exit from United States iGaming market
The Group decided to exit its remaining US online gaming operations under the Betway and Jackpot City brands in New Jersey and Pennsylvania ("DGC CGU") in June 2025, following an evaluation of its global priorities, the evolving regulatory landscape (relating to gaming taxes), and the unit's performance.
This proposed exit from the U.S. online gaming market was considered as an impairment indicator for the DGC CGU and the Group therefore undertook an impairment test in June 2025. The impairment testing resulted in an impairment loss of $63.9 million split as follows:

2025 $ 'millions
Goodwill	18.0
Intangible assets	39.9
Property, plant and equipment	0.5
Right-of-use assets	0.3
Prepayments	5.2
Total[1]	63.9
[1] This impairment total relates specifically to the DGC operations. Additional impairments across the group unrelated to the DGC operations amounting to $2.1 million have also been recognized during the period ended June 30, 2025.
A strategic review of its intangible assets portfolio, indicated that the identified assets could not be repurposed, transferred to other operations in the Group or disposed of to third parties and was therefore fully impaired. In addition, goodwill allocated to the unit was also fully impaired, with the impairment losses being recognized in the statement of profit or loss.
The Group also identified that certain contracts, mostly related to market access fees, became onerous as the Group no longer expects that the unavoidable costs to meet its obligations under these contracts will exceed the economic benefits expected to be received under them. The Group recognized a provision for onerous contracts totaling $(22.6) million in the unaudited condensed consolidated interim statement of financial position, with a corresponding expense being recognized in the unaudited condensed consolidated interim statement of profit and loss and other comprehensive income for the period ended June 30, 2025.
Management performed a valuation analysis in accordance with IAS 36, Impairment of Assets, to assess the recoverable amount for the DGC CGU. This was then compared to the CGU's carrying amount at the testing date, to identify whether the CGUs were to be impaired. This is an area where management exercises judgment and estimation, as discussed in note 5.
Recoverable amount
The recoverable amount of the DGC CGU is based on its value in use ("VIU"). The VIU was estimated using discounted cash flows ("DCF").
The DCFs are prepared using projected financial information, based on approved budgets and forecasts, for the CGU. The projections reflect management’s best estimates, at the impairment test date, of the CGU forecasted financial performance over the projected period. When performing these estimates, the Group considers how macroeconomic, technology, competition and regulation trends, can impact its businesses and their future financial performance.
The cash flow projections included specific estimates of revenue, margin and operational cost for a three-month period, reflecting the time that the DGC US operations are expected to continue until being wound down.

10.1	Exit from United States iGaming market (continued)
The pre-tax discount rate and cash flow projections for the three month trading period and settlement of market access cost were considered by management as key assumptions given their relevance to the recoverable amount estimate. These assumptions have a pervasive impact on the DCF and changes in these would cause significant impact on the recoverable amount estimate. The forecasted assumptions are based on historical and market data, as well as internal sources.
The following values were attributed to the key assumptions:
–Pre-tax discount rate: 26.9%
–Revenue generation is expected to continue until September 2025, after which all operations will cease, and no further revenues will arise. Despite, this, market access fees continue to be payable from 2026 until 2030.
–Negative, declining EBITDA margins were forecast until September 2025, based on expectations of the fixed costs (staff costs, license fees, operating costs) and declining revenues as the impacts of historic marketing wear down.
The discount rate applied in the DCF is a post-tax measurement estimated using CAPM with reference to market participants’ gearing and betas. To reflect regulatory and business risks specific to the CGU, a specific equity risk premium of approximately 11% was added to the discount rate, where the future cash flows have not been adjusted.
Impairment review results
An increase of 1% in the discount rate would result in the recoverable amount being slightly less negative (by approximately $0.2 million). Therefore, impairment recognized relating to the assets of the DGC CGU has been limited to that of the carrying amounts, resulting in a write-down of all assets in the DGC CGU to zero.